UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2006
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
Certificate of Designations of the Company
Third Supplemental Indenture
Stock Purchase Contract Agreement
Collateral Agreement

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     On March 16, 2006, U.S. Bancorp, a Delaware corporation (the “Company”), filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share and a liquidation preference of $100,000 per share (the “Preferred Stock”). A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 8.01. Other Events.
     On March 17, 2006, the Company and USB Capital IX, a statutory trust created under the laws of the State of Delaware (the “Trust”), closed the sale of $1,250,000,000 of the Trust’s 6.189% Fixed-to-Floating Rate Normal Income Trust Securities, liquidation amount $1,000 per security (the “Normal ITS”), which were registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File Nos. 333-132297 and 333-132297-01) filed on March 9, 2006, as amended by Post-Effective Amendment No. 1 filed on March 10, 2006 and Post-Effective Amendment No. 2 filed on March 16, 2006 (as amended, the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated March 14, 2006, among the Company, the Trust, Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and UBS Securities LLC; (ii) Third Supplemental Indenture between the Company and Wilmington Trust Company, as trustee, dated as of March 17, 2006; (iii) Stock Purchase Contract Agreement between the Company and the Trust, acting through Wilmington Trust Company, as Property Trustee, dated as of March 17, 2006; (iv) Certificate of Designations of the Company, dated March 16, 2006; (v) Form of Remarketable Junior Subordinated Note due 2042 of the Company; and (vi) Collateral Agreement among the Company, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar and the Trust, acting through Wilmington Trust Company, as Property Trustee, dated as of March 17, 2006.
     On March 17, 2006, in connection with the closing of the Normal ITS offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the ITS or shares of the Preferred Stock to be issued on the stock purchase date in satisfaction of the stock purchase contracts held by the Trust, unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is available from the Company upon request.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated March 14, 2006, among the Company, the Trust, Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and UBS Securities LLC.

4.1	Certificate of Designations of the Company with respect to Series A Non-Cumulative Perpetual Preferred Stock, dated March 16, 2006.

4.2	Third Supplemental Indenture between the Company and Wilmington Trust Company, as trustee, dated as of March 17, 2006.

4.3	Stock Purchase Contract Agreement between the Company and USB Capital IX, acting through Wilmington Trust Company as Property Trustee, dated as of March 17, 2006.

4.4	Form of Remarketable Junior Subordinated Note due 2042 (included in Exhibit 4.2).

10.1	Collateral Agreement among the Company, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar and USB Capital IX, acting through Wilmington Trust Company, as Property Trustee, dated as of March 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
U.S. BANCORP

Date: March 17, 2006	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Secretary

Exhibit Index

(d)	Exhibits.

1.1	Underwriting Agreement, dated March 14, 2006, among the Company, the Trust, Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and UBS Securities LLC.

4.1	Certificate of Designations of the Company with respect to Series A Non-Cumulative Perpetual Preferred Stock, dated March 16, 2006.

4.2	Third Supplemental Indenture between the Company and Wilmington Trust Company, as trustee, dated as of March 17, 2006.

4.3	Stock Purchase Contract Agreement between the Company and USB Capital IX, acting through Wilmington Trust Company as Property Trustee, dated as of March 17, 2006.

4.4	Form of Remarketable Junior Subordinated Note due 2042 (included in Exhibit 4.2).

10.1	Collateral Agreement among the Company, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar and USB Capital IX, acting through Wilmington Trust Company, as Property Trustee, dated as of March 17, 2006.